UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 30, 2022

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2022, Hilltop Holdings Inc. (the “Company”) and William B. Furr entered into the Second Amendment to Employment Agreement (the “Second Amendment”), which amends the Employment Agreement, dated September 1, 2016, as amended by the First Amendment to Employment Agreement, dated August 30, 2019, between the Company and Mr. Furr (the “Employment Agreement”), as follows:

•	Extends the term of the Employment Agreement until August 31, 2025 (the Employment Agreement previously expired on August 31, 2022); and

•	Updates the annual base salary in the Employment Agreement to Mr. Furr’s current annual base salary.

As consideration for the extension of the term of the Employment Agreement, the Company will, as soon as administratively practical, grant Mr. Furr restricted stock units in amount equal to the number of shares of common stock of the Company having a fair market value on the date of grant equal to $300,000. Such restricted stock units will subject to the time-based restricted stock unit award agreement for Section 16 officers and cliff vest on August 30, 2025. Except as amended by the Second Amendment, the terms of the Employment Agreement remain in effect.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.7.3 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.7.3	Second Amendment to Employment Agreement by and between Hilltop Holdings Inc. and William B. Furr, dated as of August 30, 2022.

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	August 31, 2022	By:	/s/ COREY G. PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President,
General Counsel & Secretary

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